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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 1999

                           HFC Revolving Corporation
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               (Exact name of registrant as specified in charter)


Delaware                                333-84611            36-3955292
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

              2700 Sanders Road, Prospect Heights, Illinois 60070
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (847) 564-5000

Item 1.  Changes in Control of Registrant.
         Not Applicable.
Item 2.  Acquisition or Disposition of Assets.
         Not Applicable.
Item 3.  Bankruptcy or Receivership.
         Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.
         Not Applicable.
Item 5.  Other Events.

         On November 19, 1999, the Registrant sold Closed-End Home Equity Loan Asset Backed Certificates, Series 1999-1, for $500,390,000, which evidence beneficial ownership interests in Household Home Equity Loan Trust 1999-1 (the "Trust"). The Trust property consists primarily of a pool of closed-end, fixed-rate home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Home Equity Loans on and after the applicable cut-off date as described in the Pooling and Servicing Agreement, dated as of November 1, 1999.

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Item 6.  Resignations of Registrant's Directors.
         Not Applicable.
Item 7.  Financial Statements and Exhibits
         (a)   Financial statements of businesses acquired.
               Not applicable
         (b)   Pro forma financial information.
               Not applicable.
         (c)   Exhibits.
               The following is filed herewith:


Exhibit No.         Description
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4.1                 Pooling and Servicing Agreement among HFC Revolving
                    Corporation, as Depositor, Household Finance Corporation, as
                    Master Servicer, and Bank One, National Association, as
                    Trustee, dated as of November 1, 1999 creating a trust entitled Household Home Equity Loan Trust 1999-1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HFC REVOLVING CORPORATION

                                      By: /s/ Steven H. Smith
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                                          Steven H. Smith
                                          Vice President and Assistant Treasurer